Accrued and Other Liabilities (Tables)	6 Months Ended
Jun. 30, 2025
Accrued and Other Liabilities [Abstract]
Schedule of Accrued and Other Liabilities

Accrued and other liabilities consisted of the following:

	As of
	December 31, 2024	June 30, 2025
	$	$
		Unaudited
Accrued payroll and welfare	578	558
Sales tax and others	—	2
Amounts due to students	5	6
Deferred revenue	436	210
Amounts due to landlord for Lease Termination (Note i)	—	1,500
Others	10	8
Total	1,029	2,284

(Note i) The payment due to the former landlord within the next 12 months. In June 2025, the Group entered into a settlement agreement with the landlord. Refer to Note 10-Other non-current liabilities.